SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 15, 2005

Community Capital Corporation

(Exact Name of Registrant as Specified in Its Charter)

South Carolina

(State or Other Jurisdiction of Incorporation)

0-18460	57-0866395
(Commission File Number)	(I.R.S. Employer Identification)

1402-C Highway 72, Greenwood, South Carolina 29649

(Address, Including Zip Code of Principal Executive Offices)

(864) 941-8200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 15, 2005, CapitalBank, a wholly-owned banking subsidiary of Community Capital Corporation, entered into a Master Agreement for Banking Support Services (“Agreement”) with First-Citizens Bank & Trust Company, a North Carolina banking corporation (“FCB”), whereby FCB will provide check processing, and customer account statement generation and mailing services to CapitalBank. A copy of the Agreement is attached as Exhibit 10.46.

Item 9.01 Financial Statements and Exhibits.

(a) - (b)	Not applicable.

(c)	Exhibits.

	Exhibit 10.46 -	Master Agreement for Banking Support Services dated as of June 15, 2005 by and between First-Citizens Bank & Trust Company and CapitalBank.[1]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY CAPITAL CORPORATION

Date: June 20, 2005	By:	/S/ William G. Stevens
William G. Stevens
President

[1]	Note that portions of Exhibit 10.46 have been omitted pursuant to a request for confidential treatment.